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                                                                EXHIBIT 23.3



INDEPENDENT AUDITORS* CONSENT

The Board of Directors and Stockholders
Value Health, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel".




                                                     KPMG PEAT MARWICK LLP

Albuquerque, New Mexico
August 21, 1996